                                                                   Exhibit 10.20

                                                             [WEBSTER BANK LOGO]


VERMONT PURE HOLDINGS, LTD.                            July 18, 2000
Route 66
Catamount Industrial Park
Randolph, Vermont 05060

     Attention: Tim Fallon and Peter Baker

     Re: Financing facilities for the merger of Vermont Pure Holdings, Ltd. and Crystal Rock Spring Water Company

Dear Peter and Tim:

     This is the second amendment to the Commitment Letter Dated April 14, 2000 regarding the above transaction. The date that the loans must close by is extended from August 31, 2000 to not later than October 31, 2000. Thus the second paragraph above the signature line shall now read:

     "If for any reason the Loans do not close by October 31, 2000, time being of the essence, this Commitment shall lapse and shall be of no further force or effect unless the time for closing is extended to a date certain in writing by the Bank."

     If you have any questions, please do not hesitate to contact me.


                                             Very truly yours,

                                             WEBSTER BANK

                                             By: /s/ Robert E. Teittinen
                                                ---------------------------
                                                Robert E. Teittinen
                                                Its: Vice President